THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.



                                  TERM NOTE B
                                  -----------


$3,000,000.00                                              Due October 1, 2004
CUSIP No. 59862K A* 9                                Executed October 24, 1997


     FOR VALUE RECEIVED, on or before October 1, 2004, the undersigned hereby promises to pay to the order of Fidelity & Guaranty Life Insurance Co., a Maryland corporation ("Lender"), at the principal office of The Bank of New York in New York, New York, the principal amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) or, if less, the aggregate unpaid principal amount of Term Loan B made by Lender pursuant to the Credit Agreement hereinafter referred to.

     The undersigned further promises to pay interest on the unpaid principal amount of Term Loan B from the date hereof until Term Loan B is paid in full, payable at such rate(s) and at such time(s), applicable to Term Loan B as provided in the Credit Agreement hereinafter referred to.

     This Note evidences certain indebtedness incurred under, and is entitled to the benefits of, that certain Credit Agreement of even date herewith (and, if amended, all amendments thereto) among the undersigned, the financial institutions from time to time party thereto, and First Source Financial LLP, an Illinois limited liability partnership as agent for such financial institutions (herein called the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Credit Agreement and the Credit Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                              MIKOHN GAMING CORPORATION, a Nevada corporation

                              By:     /s/ Don W. Stevens
                                     _______________________________
                              Name:   Don W. Stevens
                                     ______________________________
                              Title:  EVP
                                     ______________________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.



                                  TERM NOTE B
                                  -----------


$2,000,000.00                                                Due October 1, 2004
CUSIP No. 59862K A* 9                                  Executed October 24, 1997


     FOR VALUE RECEIVED, on or before October 1, 2004, the undersigned hereby promises to pay to the order of Hartford Life Insurance Company, a Connecticut corporation ("Lender"), at the principal office of Chase Manhattan Bank, in New York, New York, the principal amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) or, if less, the aggregate unpaid principal amount of Term Loan B made by Lender pursuant to the Credit Agreement hereinafter referred to.

     The undersigned further promises to pay interest on the unpaid principal amount of Term Loan B from the date hereof until Term Loan B is paid in full, payable at such rate(s) and at such time(s), applicable to Term Loan B as provided in the Credit Agreement hereinafter referred to.

     This Note evidences certain indebtedness incurred under, and is entitled to the benefits of, that certain Credit Agreement of even date herewith (and, if amended, all amendments thereto) among the undersigned, the financial institutions from time to time party thereto, and First Source Financial LLP, an Illinois limited liability partnership, as agent for such financial institutions (herein called the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Credit Agreement and the Credit Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                              MIKOHN GAMING CORPORATION, a Nevada corporation

                              By:       /s/ Don W. Stevens
                                       ______________________________
                              Name:    Don W. Stevens
                                       ______________________________
                              Title:   EVP
                                       ______________________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.



                                  TERM NOTE B
                                  -----------

$5,000,000.00                                               Due October 1, 2004
CUSIP No. 59862K A* 9                                 Executed October 24, 1997


      FOR VALUE RECEIVED, on or before October 1, 2004, the undersigned hereby promises to pay to the order of TRAL & CO., a Connecticut General Partnership ("Lender"), at its office at One Tower Square, Hartford, Connecticut 06183, the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) or, if less, the aggregate unpaid principal amount of Term Loan B made by Lender pursuant to the Credit Agreement hereinafter referred to.

      The undersigned further promises to pay interest on the unpaid principal amount of Term Loan B from the date hereof until Term Loan B is paid in full, payable at such rate(s) and at such time(s), applicable to Term Loan B as provided in the Credit Agreement hereinafter referred to.

      This Note evidences certain indebtedness incurred under, and is entitled to the benefits of, that certain Credit Agreement of even date herewith (and, if amended, all amendments thereto) among the undersigned, the financial institutions from time to time party thereto, and First Source Financial LLP, an Illinois limited liability partnership, as agent for such financial institutions (herein called the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement hereinabove referred to.

      This Note is secured pursuant to the Credit Agreement and the Credit Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

      In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                                   MIKOHN GAMING CORPORATION, a Nevada
                                   corporation

                                   By:     /s/ Don W. Stevens
                                           ---------------------------
                                   Name:   Don W. Stevens
                                           ---------------------------
                                   Title:  EVP
                                           ---------------------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.



                                  TERM NOTE B
                                  -----------


$3,000,000.00                                              Due October 1, 2004
CUSIP No. 59862K A* 9                                Executed October 24, 1997


     FOR VALUE RECEIVED, on or before October 1, 2004, the undersigned hereby promises to pay to the order of Fidelity & Guaranty Life Insurance Co., a Maryland corporation ("Lender"), at the principal office of The Bank of New York in New York, New York, the principal amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) or, if less, the aggregate unpaid principal amount of Term Loan B made by Lender pursuant to the Credit Agreement hereinafter referred to.

     The undersigned further promises to pay interest on the unpaid principal amount of Term Loan B from the date hereof until Term Loan B is paid in full, payable at such rate(s) and at such time(s), applicable to Term Loan B as provided in the Credit Agreement hereinafter referred to.

     This Note evidences certain indebtedness incurred under, and is entitled to the benefits of, that certain Credit Agreement of even date herewith (and, if amended, all amendments thereto) among the undersigned, the financial institutions from time to time party thereto, and First Source Financial LLP, an Illinois limited liability partnership as agent for such financial institutions (herein called the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Credit Agreement and the Credit Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                              MIKOHN GAMING CORPORATION, a Nevada corporation

                              By:     /s/ Don W. Stevens
                                     _______________________________
                              Name:   Don W. Stevens
                                     ______________________________
                              Title:  EVP
                                     ______________________________

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERABLE WITHOUT COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH LAWS UNLESS AN EXEMPTION OR EXCLUSION FROM REGISTRATION IS AVAILABLE.



                                  TERM NOTE B
                                  -----------


$2,000,000.00                                                Due October 1, 2004
CUSIP No. 59862K A* 9                                  Executed October 24, 1997


     FOR VALUE RECEIVED, on or before October 1, 2004, the undersigned hereby promises to pay to the order of United States Fidelity & Guaranty Company, a Maryland corporation ("Lender"), at the principal office of The Bank of New York in New York, New York, the principal amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) or, if less, the aggregate unpaid principal amount of Term Loan B made by Lender pursuant to the Credit Agreement hereinafter referred to.

     The undersigned further promises to pay interest on the unpaid principal amount of Term Loan B from the date hereof until Term Loan B is paid in full, payable at such rate(s) and at such time(s), applicable to Term Loan B as provided in the Credit Agreement hereinafter referred to.

     This Note evidences certain indebtedness incurred under, and is entitled to the benefits of, that certain Credit Agreement of even date herewith (and, if amended, all amendments thereto) among the undersigned, the financial institutions from time to time party thereto, and First Source Financial LLP, an Illinois limited liability partnership as agent for such financial institutions (herein called the "Credit Agreement"), to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may be paid prior to its due date or its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement hereinabove referred to.

     This Note is secured pursuant to the Credit Agreement and the Credit Documents referred to therein, and reference is made thereto for a statement of terms and provisions.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.


                              MIKOHN GAMING CORPORATION, a Nevada corporation

                              By:         /s/ Don W. Stevens
                                         ______________________________
                              Name:       Don W. Stevens
                                         ______________________________
                              Title:      EVP
                                         ______________________________


                                      -2-